UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

W Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd., Suite 301, Beverly Hills CA

(Address of principal executive offices)

90210

(Zip code)

(424) 522-9977

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WTCG	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 30, 2021, W Technologies, Inc. (the “Company”) filed with the Securities and Exchange Commission, and mailed to the Company’s stockholders, an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder (the “Schedule 14f-1”). The purpose of this Current Report on Form 8-K is to disclose and correct an immaterial scrivener’s error in the Schedule 14f-1

In the section of the Schedule 14f-1 entitled “Security Ownership Of Certain Beneficial Owners And Management”, the Schedule 14f-1 discloses that, immediately following the closing (the “Closing”) of the transactions contemplated by that certain share exchange agreement, dated June 15, 2021, by and among the Company, KryptoBank Co., Inc. (“KryptoBank”), each of the shareholders of KryptoBank (collectively, the “KryptoBank Shareholders”), and Aleksandr Rubin as the representative of the KryptoBank Shareholders, Michael D. Farkas would be the beneficial holder of approximately 46.10% of the Company’s outstanding shares, through his ownership of 88% of the issued and outstanding capital stock of Balance Labs, Inc., holding 12,000,000, 1,400 and 7,062,300 shares of common stock of Balance Labs, Inc. through Balance Holdings, LLC, Shilo Security Solutions, Inc, and Shilo Holding Group LLC, respectively.

Although Mr. Farkas’ expected ownership following the Closing of approximately 46.10% of the Company’s outstanding common stock is correct, the description in footnote 3 to the table on page 4, of Mr. Farkas’ ownership of Balance Labs, Inc. was incorrect. Mr. Farkas is the beneficial holder of approximately 59.9% of the issued and outstanding capital stock of Balance Labs, Inc., holding 11,888,889, 1,400 and 1,098,526 shares of common stock of Balance Labs, Inc. through Balance Holdings, LLC, Shilo Security Solutions, Inc, and Shilo Holding Group LLC, respectively, as of May 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2021	W Technologies, Inc.

	By:	/s/ Mikael Lundgren
Mikael Lundgren
Chief Executive Officer